UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2026

SONOMA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5445 Conestoga Court, Suite 150

Boulder, CO 80301

(Address of principal executive offices)

(Zip Code)

(800) 759-9305

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SNOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 24, 2026, Sonoma Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Dawson James Securities, Inc. (the “Underwriter”). Pursuant to the terms of the Underwriting Agreement, the Company agreed to issue and sell to the Underwriter an aggregate of 2,962,962 units, each unit consisting of one share of common stock, par value $0.0001 per share or, in lieu of common stock, if purchasing common stock would result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% of the outstanding common stock, a pre-funded warrant, together with one warrant to purchase one share of common stock at an exercise price equal to $1.35 per share, in a public offering. The public offering price for each unit was $1.35.

Pursuant to the Underwriting Agreement, the Company granted the Underwriter a 45-day option (the “Over-Allotment Option”) to purchase up to 444,444 additional shares of common stock and/or 444,444 warrants to purchase an aggregate of 444,444 shares of common stock.

Pursuant to the Underwriting Agreement, The Company agreed to pay the Underwriter an aggregate fee equal to 7.5% of the gross proceeds of the offering. The Company also agreed to pay the Underwriter a non-accountable expense allowance equal to 1% of the public offering proceeds, and expenses related to the offering up to $75,000, and to issue to Dawson James Securities, Inc. or its designees a warrant for the purchase of up to 5% of the aggregate number of securities sold in the offering (the “Underwriter’s Warrant”). The Underwriter’s Warrant is exercisable for a period commencing six months following the closing of the offering and ending on the third anniversary of the closing date, with an exercise price equal to 110% of the public offering price.

The shares of common stock or pre-funded warrants, the warrants, the Underwriter’s Warrant and the shares issuable upon exercise of the warrants and/or the pre-funded warrants were offered to the public pursuant to the Company’s registration statement on Form S-1 and an accompanying preliminary prospectus (File No. 333-295171), which was declared effective by the Securities and Exchange Commission on April 23, 2026, and a final prospectus filed with the Securities and Exchange Commission on April 27, 2026.

The closing of the offering occurred on April 27 and 28, 2026, including full exercise of the Over Allotment Option, and the Company issued and sold (i) 1,650,716 shares of common stock, (ii) 1,312,247 pre-funded warrants to purchase 1,312,247 shares of common stock, and (iii) 3,407,404 warrants to purchase 3,407,404 shares of common stock, at an exercise price of $1.35 per share, expiring on the fifth anniversary of the date of issuance. The net proceeds to the Company from the sale of the shares of common stock, the pre-funded warrants, and the warrants are expected to be approximately $3.5 million, after deducting the underwriting discount, non-accountable expense allowance and other estimated offering expenses. The Company will receive additional proceeds from the warrants to the extent such warrants are exercised for cash.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement, the Company and its executive officers and directors have entered into agreements providing that the Company and each of these persons may not, without the prior written approval of the Underwriter, subject to limited exceptions, offer, sell, transfer or otherwise dispose of the Company’s securities until 90 days following the closing of the offering.

On April 28, 2026, the Company entered into warrant agency agreements with Computershare, Inc. and Computershare Trust Company, N.A., which will act as warrant agent for the Company in connection with the pre-funded warrants and the warrants issued and sold in the offering (the “Warrant Agency Agreements”).

The foregoing summaries of the Underwriting Agreement, the warrants, the pre-funded warrants, the Underwriter’s Warrant and the Warrant Agency Agreements do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

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The Underwriting Agreement is included as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01	Other Events.

On April 24, 2026, the Company issued a press release announcing the pricing of the offering. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 24, 2026, by and between the Company and Dawson James Securities, Inc.
4.1	Form of Warrant
4.2	Form of Pre-Funded Warrant
4.3	Form of Underwriter’s Warrant (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-1, as amended, originally filed April 17, 2026).
4.4	Warrant Agency Agreement (Common Warrants), dated April 28, 2026, by and among the Company, Computershare, Inc. and Computershare Trust Company, N.A.
4.5	Warrant Agency Agreement (Pre-Funded Warrants), dated April 28, 2026, by and among the Company, Computershare, Inc. and Computershare Trust Company, N.A.
99.1	Press Release, dated April 24, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL in Exhibit 101).

* Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMA PHARMACEUTICALS, INC.

Date: April 30, 2026	By:	/s/ Amy Trombly
	Name: Title:	Amy Trombly Chief Executive Officer

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